SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                        Date of Report: February 3, 2003



                               F.N.B. CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                      0-8144                  25-1255406
    ---------------------           -----------              ------------------
  (State of Incorporation)          (Commission              (IRS Employer
                                     File Number)            Identification No.)





                2150 Goodlette Road North, Naples, Florida 34102
                (Address of principal executive offices)   (Zip code)


                                  (239)262-7600
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.        OTHER EVENTS


   On February 3, 2002, F.N.B. Corporation (the "Corporation") announced it has signed a definitive agreement to acquire all of the outstanding shares of Charter Banking Corporation, the holding company for Southern Exchange Bank based in Tampa, Florida. The cash transaction will be funded through a variety of sources, including the Corporation's existing lines of credit as well as the issuance of trust preferred securities.

   The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

   The acquisition, subject to regulatory approval, is expected to close in March 2003.










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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               -----------            -----------------------

               99.1 Press release dated February 3, 2003 announcing the acquisition of
                                      Charter Banking Corporation, the holding company for Southern Exchange Bank based in Tampa, Florida.



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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       F.N.B. CORPORATION
                                       (Registrant)



                                       By:    /s/Thomas E. Fahey
                                       Name: Thomas E. Fahey
                                       Title: Executive Vice President,
                                              Chief Financial Officer
                                             (Principal Financial Officer)


Dated: February 03, 2003


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